# Tanaka Capital Management Announces #1 Ranking by Lipper In Multicap Core Mutual Fund Category For The Tanaka Growth Fund In 2020

50.9% Total Return Compares with Lipper Category Average of 16.6%

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NEWS PROVIDED BY
**Tanaka Capital Management →**
Jan 21, 2021, 08:30 ET

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NEW YORK, Jan. 21, 2021 /PRNewswire/ -- Tanaka Capital Management announces as published in the Wall Street Journal on January 11, 2021, the TANAKA Growth Fund (TGFRX) was ranked #1 by Lipper in its Multicap Core category of 660 mutual funds for 2020. For the year, the Fund's total return was 50.9%, compared to the Lipper category average of 16.6%. Year to date, the Fund is up 20.3% through January 20, 2021 versus 3.0% for its benchmark Wilshire 2500 Growth index and 2.6% for the S&P 500.

Tanaka Capital Management looks for undervalued growth companies with proprietary platforms that can proliferate multiple products and services and generate growth for several years. The firm also seeks companies which are undergoing change that will lead to better than expected earnings over the next 2-5 years.

# Tanaka Capital Management Announces #1 Ranking by Lipper for Tanaka Growth Fund in 2020

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TANAKA Growth Fund is managed by Graham Tanaka, who has over 45 years of experience as an analyst and portfolio manager, and over 35 years of experience managing mutual fund portfolios. His experience includes serving as a buy-side analyst earlier in his career where he covered a wide range of industries with a primary focus on technology, healthcare, biotech, and other rapid growth industries. He holds an engineering degree from Brown University and an MBA from Stanford University.

Sought By Media for Expertise in Technology, Biotech and other Durable Growth Stocks
Tanaka has made numerous television appearances on CNBC, Bloomberg Television, Reuters Television and Yahoo Finance Live and been quoted in the Wall Street Journal and numerous other business publications due to his expertise in discovering companies that can grow significantly for many years. Tanaka's expertise in identifying such companies led him to be an early investor in AFLAC, Intel, Dunkin' Donuts, Subaru, Novellus, ASML, Pfizer, Qualcomm, Apple, Tesla, and Amyris.

"We are very pleased with the performance of the TANAKA Growth Fund, which reflects our fundamental 'Kick the Tires' research approach to finding undervalued, underappreciated companies that we believe will grow for years and produce significant investment returns," said Graham Tanaka, President of Tanaka Capital Management. "This focus has allowed us to be early in analyzing and investing in disruptive platform companies that can deliver innovative new products and services over multiple years and generate compound stock returns for the Fund and for our investors."

The TANAKA Growth Fund is currently open to new mutual fund investors. Investors can call 1-877-4TANAKA directly. The Fund is also available through Fidelity, Charles Schwab, TD Ameritrade, Vanguard, Wells Fargo, UBS, LPL Financial Services, Pershing, and Janney Montgomery Scott.

**About Tanaka Capital Management**

Founded in 1986, Tanaka Capital Management is the advisor to the TANAKA Growth Fund and also provides individually tailored investment management to high-net worth individuals, pension plans and endowments. The firm's investment philosophy reflects the view there are always misunderstood companies in the marketplace. It is our job to find these companies and validate whether they can deliver durable growth for our investors in the years ahead. Tanaka Capital Management is also accepting new clients for privately managed accounts. For more information, please visit www.tanaka.com.

*The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4TANAKA.*

*The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4TANAKA.*

*Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.*

**Contact:**

CapComm Partners (financial communications/investor relations)
Peter DeNardo
peter@capcommpartners.com

+1 (415) 389-6400

SOURCE Tanaka Capital Management

## Related Links

https://www.tanaka.com